united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23773

Cantor Fitzgerald Infrastructure Fund

(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Services Company

251 Little Falls Drive, Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 915-1722

Date of fiscal year end: 3/31

Date of reporting period: 3/31/24

Refile to update opinion to include audit of statement of cashflows

Item 1. Reports to Stockholders.

CANTOR Fitzgerald

Cantor Fitzgerald

# INFRASTRUCTURE FUND

A Shares (NASDAQ: CAFIX)
C Shares (NASDAQ: CFCIX)
I Shares (NASDAQ: CFIIX)

---

## Annual Report

March 31, 2024

Table of Contents

Shareholder Letter	3

Portfolio Review	9

Consolidated Schedule of Investments	11

Consolidated Statement of Assets and Liabilities	14

Consolidated Statement of Operations	15

Consolidated Statements of Changes in Net Assets	16

Consolidated Statement of Cash Flows	18

Consolidated Financial Highlights	19

Consolidated Notes to Financial Statements	22

Expense Examples	35

Report of Independent Registered Public Accounting Firm	36

Additional Information	37

Supplemental Information	38

Notice of Privacy Policy and Practices	40

2

Dear Shareholders:

We are pleased to present the annual report for Cantor Fitzgerald Infrastructure Fund (the “Fund”) covering the period from April 1, 2023, through March 31, 2024.

The Fund is a continuously offered, non-diversified, closed-end interval fund registered under the Investment Company Act of 1940, as amended, that commenced operations on June 30, 2022.

The Fund’s investment objective is to maximize total return, with an emphasis on current income, while seeking to invest in issuers that are helping to address certain United Nations Sustainable Goals through their products and services. The Fund pursues its investment objective by strategically investing in a portfolio of private institutional infrastructure investment funds as well as public infrastructure securities. The Fund’s strategy is centered around three global megatrends expected to shape our future markets: (i) digital transformation, (ii) energy transition, and (iii) the enhancement of aging infrastructure.

During the annual period ending March 31, 2024, the Fund’s load-waived Class A shares (NASDAQ: CAFIX) delivered a total return of 10.95% compared to the Standard & Poor’s (“S&P”) Global Infrastructure Index, which returned 4.12% (without deduction for fees, expenses or taxes). The resulting Fund outperformance versus the benchmark was 6.83% for the period.1 The Fund announced a first-quarter distribution of $0.1040 per Class A share (NASDAQ: CAFIX), $0.1032 per Class C share (NASDAQ: CFCIX) and $0.1040 per Class I share (NASDAQ: CFIIX) representing a 4.00% annualized distribution rate, the sixth consecutive quarterly distribution and sixth consecutive increase.2 As of March 31, 2024, 66.40% of the Fund’s net assets were invested in publicly traded infrastructure holdings, with 15.05% in private infrastructure holdings and the remaining 18.55% of net assets in short-term instruments and other assets.

The overall capital markets backdrop for the 12 months ending 3/31/24 were characterized by volatility in the US bond markets with 10-year US treasuries trading in the 3.00% to 5.00% range and U.S. equity markets as measured by the S&P 500 Index trading in a 30% price band. The MSCI Eurozone Index declined 15% during that time and select commodity markets such as WTI crude trading between $79 to $90 per barrel while domestic natural gas prices traded between $2.10 and $3.80 mm/btu.

The Federal Reserve continued their interest rate hiking cycle increasing the Federal Fund Rate 11 times from almost 0% in 1Q22 to the last rate hike in July of 2023 from 5.25% to 5.50%. Inflation, as measured by the all-in CPI, dropped from 5% in March of 2023 to the 3.00% to 4.00% range, yet still above the Federal Fund Rate target of 2.00%. Despite these cross currents, equity markets surged after the December Federal Reserve meeting where Chairman Powell backed away from more interest rate hikes. Large capitalization growth stocks dominated as investors anticipated a recession given the rapid rise in interest rates over the previous year and the inverted yield curve postulated that the emergence of AI (artificial intelligence) exposed growth stocks would power through any economic slowdown.

The Fund provided what we believe to be an exceptional relative rate of return of 10.95% for the 12 months ending 3/31/24 delivering +6.83% versus the benchmark of the S&P Global Infrastructure Index of 4.12%. While defensive industry groups, such as utilities, lagged broader large cap growth stocks during this period, portfolio stock selection was strong as the Fund held meaningful positions in two positions (Vistra Corp +80.8% and Constellation Energy +58.1%) of the top ten performing equities in the Russell 1000 stock index for the quarter ending 3/31/24. Those two positions contributed to relative performance over the past 12 months ending 3/31/24 as they appreciated 197% and 137% respectively.

Independent power producers (IPP) such as Vistra Corp (+80.8% through 3/31/24) and NRG Energy (+105% through 3/31/24) performed well due to volatile energy markets in Texas as power demand and power prices surged in the state as AI driven data centers needed to back up renewable power sources such as wind and solar with more traditional power sources and nuclear (i.e. Constellation Energy). We expect this dynamic to continue as Texas emerges as the second largest home to AI powered data centers, which require substantially more power versus traditional data centers. The Fund is materially overweight the IPP sector versus the benchmark. Power demand overall in the US is expected to increase materially versus past decades as the electrification and energy transition macro trends proceed. This should benefit US utilities broadly as revenue growth accelerates and supports strong dividend growth. Total returns generated from the utility sector could exceed those provided from the S&P 500 over the coming years, yet utilities sell at decades low relative price/earnings multiple versus the S&P 500. The Fund remains overweight in the utility sector versus the benchmark.

The portfolio overweight in rails also contributed to Fund performance as rail volumes recovered post Covid as supply chain issues were addressed. The Fund’s holding, Canadian Pacific (Ticker CPKS), closed on their acquisition of Kansas City Southern providing them with a unique rail asset spanning from Canada well into Mexico. The emerging trend of near shoring of production assets should greatly benefit the CPKS network. Union Pacific has superior operating assets and network to the peers as well as new senior management is expected to return the company to delivering attractive investment returns as before.

Residential solar companies such as Enphase Energy and SolarEdge Technologies were the largest detractors from the Fund’s relative performance over the period ending 3/31/24 as supply chain issues and changes in California residential solar incentives resulted in excess inventories and the need to work down those inventories at the expense of current sales.

We expect elevated inflation and higher interest rates to persist in the near term although the pace of interest rate increases is expected to pause as inflation may moderate. This environment, combined with continued central bank tightening, will

Cantor Fitzgerald Infrastructure Fund | 3

likely put increasing pressure on earnings and economic activity in general although the infrastructure sector has often shown positive performance in inflationary environments. We have positioned the portfolio in this context and are strategically adding exposure to investments that we believe have attractive growth and income potential even in an anemic economic environment primarily due to one or more of three global megatrends: digital transformation, energy transition, and the improvement of aging infrastructure.

We believe the current capital markets environment has created an attractive entry point to be an infrastructure lender due to the supply/demand imbalance of capital, resulting in an enhanced ability for specialized lenders to negotiate more favorable loan pricing and terms.

Consistent with the investment theme of Digital Transformation, the Fund committed $5 million in DigitalBridge Credit L.P., which primarily targets private direct lending to companies operating in digital infrastructure focused on edge computing, last mile connectivity, and cloud-enabled technologies in September 2023. DigitalBridge Credit L.P. is managed by DigitalBridge Group, Inc. (NYSE: DBRG), a leading investor in, advisor to and owner and operator of cell towers, data centers, fiber and small cells, edge infrastructure and other related assets and businesses, including, but not limited to, those focused on edge computing, next-generation infrastructure, last-mile connectivity, cloud-enabled technologies as well as components and supply chain with $69 billion of assets under management as of May 3, 2023.

Consistent with the investment theme of Energy Transition, the Fund committed $7.5 million in October 2023 with Irradiant Partners Climate Corporation (IPCC infrastructure Debt Fund), which focuses on renewable energy, sustainable infrastructure, decarbonization, circular economy, electrification, mobility solutions and security, energy storage, etc. Irradiant Partners, LP has $10.6 billion of assets under management with an expertise in renewable asset ownership allows the team to underwrite credit investments from an ownership standpoint designed to provide significant downside protection.

Consistent with the theme of Enhancement of Aging Infrastructure, the Fund committed $8.5 million with Rockland Power Partners Fund IV, which seeks undervalued assets that are under appreciated by traditional investors but critical to grid reliability as well as proactive identification of market inefficiencies and value dislocation created by changing market dynamics in the areas of grid reliability during energy transition, renewables, and energy storage. Rockland Capital has $1.5 billion invested capital across 41 investments in the sector.

In closing, the infrastructure sector has often demonstrated positive historical performance in inflationary environments. We have positioned the portfolio accordingly and are strategically adding to investments that we believe have attractive growth and income potential.

We believe the Fund is well positioned to benefit from the enduring and fundamental needs of today’s global population and deliver on its stated investment objective through measured and mindful infrastructure investing.

We value your trust and confidence and thank you for your continued support.

Sincerely,

Michael D. Underhill | Co-Portfolio Manager, Cantor Fitzgerald Infrastructure Fund

Chris A. Milner | Investment Committee Member, Cantor Fitzgerald Infrastructure Fund

Managing Director, Cantor Fitzgerald

[1]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge but does reflect management fees and other expenses. Fee waivers and expense reimbursements have positively impacted the Funds’ performance. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.cantorinfrastructurefund.com. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com.

[2]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, and this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of each year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. There can be no assurance that any investment will be effective in achieving the Fund’s investment objectives, delivering positive returns, or avoiding losses determination of the source and tax characteristics of all distributions will be made after the end of each year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. There can be no assurance that any investment will be effective in achieving the Fund’s investment objectives, delivering positive returns, or avoiding losses.

4

Performance Metrics 1

As of March 31, 2024 (Unaudited)

[1]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge but does reflect management fees and other expenses. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.cantorinfrastructurefund.com.

Due to financial statement adjustments, performance information presented herein for the Fund may differ from the Fund’s financial highlights, which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments, which are reflected in the financial statements.

Inception Date: June 30, 2022

Gross Expense Ratio: 11.12% Net Expense Ratio: 2.53% (inclusive of estimated Acquired Fund Fees & Expenses)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until July 31, 2024, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser.

Cantor Fitzgerald Infrastructure Fund | 5

Portfolio Holdings
As of March 31, 2024 (Unaudited)

Distributions	Management
4.00% annualized distribution rate [1]	ADVISER | Cantor Fitzgerald Investment Advisors, L.P.
(as of 3/31/2024)	SUB-ADVISER | Capital Innovations, LLC

PRIVATE INFRASTRUCTURE	TYPE	COUNTRY	WEIGHTING[2]
Rockland Power Partners IV, LP	Energy - Equity	United States & United Kingdom	6.45%
DigitalBridge Credit (Onshore), LP	Digital - Debt	United States	4.48%
IPCC Fund, L.P.	Energy - Debt	United States	4.12%

PUBLIC INFRASTRUCTURE	TYPE	COUNTRY	WEIGHTING[2]
Vistra Energy Corp.	Utilities	United States	5.02%
NextEra Energy Inc.	Utilities	United States	4.40%
Constellation Energy Corp.	Utilities	United States	4.11%
Schlumberger Ltd.	Energy	United States	2.78%
NRG Energy Inc.	Utilities	United States	2.69%
Southern Co.	Utilities	United States	2.54%
Union Pacific Corp.	Industrials	United States	2.24%
Xylem Inc.	Industrials	United States	2.15%
Canadian Pacific Kansas City Ltd.	Industrials	Canada	2.02%
Williams Cos Inc.	Energy	United States	1.89%
DT Midstream Inc.	Energy	United States	1.86%
Halliburton Co.	Energy	United States	1.80%
EQT Corp.	Energy	United States	1.79%
AES Corp.	Utilities	United States	1.78%
Cheniere Energy Inc.	Energy	United States	1.75%
Sempra Energy	Utilities	United States	1.71%
SBA Communications Corp.	Digital	United States	1.66%
American Electric Power Co. Inc.	Utilities	United States	1.62%
American Tower Corp.	Digital	United States	1.61%
Enbridge Inc.	Energy	Canada	1.51%
Waste Management Inc.	Industrials	United States	1.51%
Duke Energy Corp.	Utilities	United States	1.47%
National Grid PLC	Utilities	United Kingdom	1.28%
TC Energy Corp.	Energy	United States	1.22%
Atlantica Sustainable Infrastructure PLC	Utilities	United States	1.16%
FirstEnergy Corp.	Utilities	United States	1.04%
Essential Utilities Inc.	Utilities	United States	1.02%
Public securities of weightings less than 1.00%	Utilities	United States	10.79%

[1]	Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. Under GAAP, the composition of the Fund’s distribution may include a return of capital and should not be confused with yield or income. Differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. The characterization of Fund distributions for federal income tax purposes may differ from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains, or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed yearly. The Fund does not provide tax advice. Fund distributions may have been increased because of the waiver of management fees that may not continue to be waived.

[2]	As a percent of total assets.

[3]	As a percent of invested assets and incorporates the most recent available data from the underlying investment. Excludes cash and cash equivalents. Amount shown for private infrastructure investments reflects the NAV of the Fund’s interests in the underlying private fund.
Portfolio Exposure (Unaudited)

18.55%

The holdings are presented to illustrate the diversity of areas in which the Fund may invest and may not be representative of the Fund’s future investments. Portfolio holdings are subject to change and should not be considered investment advice.

Under normal market conditions and once the Fund reaches scale, the Adviser and Sub-Adviser intend to pursue an allocation of approximately 70% of its assets in private institutional infrastructure investment funds and to invest approximately 30% of its assets in publicly traded equity and debt securities of infrastructure-related companies, both domestic and foreign, primarily denominated in U.S. dollars.

6

Electronic Reports Disclosure

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer, registered investment advisor, or bank). Instead, the reports will be made available on the Fund’s website (www.cantorinfrastructurefund.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper, free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visit https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access” to inform the Fund that you wish to start receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you start to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visiting https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access”, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries offer this service.

Glossary (Unaudited)

NASDAQ: An electronic stock market listing over 5,000 companies. The NASAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Capital Market that trades emerging growth companies.

S&P 500 Total Return Index: The Standard & Poor’s index calculated on a total return basis. This index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market. The total return calculation provides investors with a price plus gross cash dividend return. Gross cash dividends are applied on the ex date of the dividend.

S&P Global Infrastructure Index TR: This index tracks 75 publicly traded companies from around the world representing the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Bloomberg U.S. Aggregate Bond Index: A broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the US bond market.

Cantor Fitzgerald Infrastructure Fund | 7

Important Disclosures (Unaudited)

The information contained herein is not an offer to sell or a solicitation of an offer to buy the securities described herein. Such an offer or solicitation can be made only through the prospectus relating to the offering, which is always controlling and supersedes the information contained herein in its entirety. The prospectus may be obtained by calling (855) 9-CANTOR / (855) 922-6867.

The Fund defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Infrastructure assets may include, among other asset types, regulated assets (such as electricity generation, transmission and distribution facilities, gas transportation and distribution systems, water distribution, and wastewater collection and processing facilities), transportation assets (such as toll roads, airports, seaports, railway lines, intermodal facilities), renewable power generation (wind, solar and hydropower) and communications assets (including broadcast and wireless towers, fiber, data centers, distributed network systems and satellite networks).

Investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its investment objective. There is no guarantee that any investing strategy will be successful. The Fund is a closed-end investment company.

ESG and sustainable investing may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG and sustainable investing strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating. There is no assurance that employing ESG and sustainable strategies will result in more favorable investment performance.

The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

8

Cantor Fitzgerald Infrastructure Fund

Portfolio Review (Unaudited)

March 31, 2024

Average Annual Total Return through March 31, 2024*, as compared to its benchmark:

		Inception through
	One Year	March 31, 2024
Cantor Fitzgerald Infrastructure Fund Class A **	10.95%	8.83%
Cantor Fitzgerald Infrastructure Fund Class A with load **	4.53%	5.22%
Cantor Fitzgerald Infrastructure Fund Class C ***	10.17%	12.51%
Cantor Fitzgerald Infrastructure Fund Class I ***	11.26%	13.62%
S&P Global Infrastructure Index ****	4.12%	4.82%**/6.85%***

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net asssets attributable to Class A, Class C, and Class I, respectively. The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, is 11.12%, 11.87%, and 10.87% for Class A, Class C, and Class I, respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense is 2.53%, 3.28%, 2.28% for Class A, Class C, and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-855-9-CANTOR.

**	Inception date is June 30, 2022.

***	Inception date is March 20, 2023.

****	The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Comparison of the Change in Value of a $10,000 Investment

Cantor Fitzgerald Infrastructure Fund | 9

Cantor Fitzgerald Infrastructure Fund

Portfolio Review (Unaudited) (Continued)

March 31, 2024

Holdings by Industry as of March 31, 2024	% of Net Assets
Electric Utilities	33.6%
Energy Infrastructure	15.2%
Private Investments	14.1%
Transportation & Logistics	4.9%
Communications	3.3%
Gas & Water Utilities	2.7%
Renewable Energy	2.4%
Machinery	2.3%
Commercial Support Services	1.5%
Other Investments	1.6%
Short-Term Investments	18.8%
Liabilities in Excess of Other Assets	-0.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

10

Cantor Fitzgerald Infrastructure Fund
Consolidated Schedule of Investments
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 67.5%
	COMMERCIAL SUPPORT SERVICES - 1.5%
3,947	Waste Management, Inc.	$841,303

	COMMUNICATIONS - 3.3%
4,540	American Tower Corporation, A	897,059
4,275	SBA Communications Corporation, A	926,393
		1,823,452
	DIGITAL INFRASTRUCTURE - 0.6%
2,276	Digital Realty Trust, Inc.	327,835

	ELECTRIC UTILITIES - 33.6%
55,479	AES Corporation (The)	994,738
10,533	American Electric Power Company, Inc.	906,891
6,923	CMS Energy Corporation	417,734
12,421	Constellation Energy Corporation	2,296,022
2,981	Dominion Energy, Inc.	146,635
3,753	DTE Energy Company	420,861
8,500	Duke Energy Corporation	822,035
4,420	Edison International	312,627
34,479	Enel - Societa per Azioni - ADR	226,182
886	Entergy Corporation	93,632
7,045	Exelon Corporation	264,681
14,975	FirstEnergy Corporation	578,335
6,675	Iberdrola SA - ADR	332,749
10,482	National Grid PLC - ADR	715,082
38,421	NextEra Energy, Inc.	2,455,486
22,164	NRG Energy, Inc.	1,500,281
2,316	Public Service Enterprise Group, Inc.	154,662
8,829	RWE AG - ADR	300,098
13,332	SEMPRA	957,638
19,775	Southern Company (The)	1,418,659
58,595	TRANSALTA CORP.	376,766
40,248	Vistra Corporation	2,803,272
		18,495,066
	ENERGY INFRASTRUCTURE - 15.2%
6,069	Cheniere Energy, Inc.	978,808
17,024	DT Midstream, Inc.	1,040,166
23,283	Enbridge, Inc.	842,379
26,949	EQT Corporation	998,999
25,515	Halliburton Company	1,005,801
28,195	Schlumberger Ltd.	1,545,369
16,981	TC Energy Corporation	682,636
35,600	Ultrapar Participacoes S.A. - ADR	203,632
27,199	Williams Companies, Inc. (The)	1,059,946
		8,357,736

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 11

Cantor Fitzgerald Infrastructure Fund
Consolidated Schedule of Investments (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 67.5% (Continued)
	FINANCIALS - 1.0%
18,786	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$533,522

	GAS & WATER UTILITIES - 2.7%
4,314	American Water Works Company, Inc.	527,214
1,991	Atmos Energy Corporation	236,670
15,328	Essential Utilities, Inc.	567,903
4,744	NiSource, Inc.	131,219
		1,463,006
	MACHINERY - 2.3%
9,305	Xylem, Inc.	1,202,578

	RENEWABLE ENERGY - 2.4%
35,160	Atlantica Sustainable Infrastructure plc	649,757
4,000	Enphase Energy, Inc.(a)	483,920
2,778	SolarEdge Technologies, Inc.(a)	197,182
		1,330,859
	TRANSPORTATION & LOGISTICS - 4.9%
12,773	Canadian Pacific Kansas City Ltd.	1,126,195
1,100	Grupo Aeroportuario del Centro Norte S.A.B. de - ADR	86,999
800	Grupo Aeroportuario del Sureste SAB de CV - ADR	254,944
5,076	Union Pacific Corporation	1,248,341
		2,716,479

	TOTAL COMMON STOCKS (Cost $32,835,614)	37,091,836

See accompanying notes which are an integral part of these financial statements.

12

Cantor Fitzgerald Infrastructure Fund
Consolidated Schedule of Investments (Continued)
March 31, 2024

Shares		Fair Value
	PRIVATE INVESTMENT FUNDS — 14.1%
	DigitalBridge Credit (Onshore), LP(b)(c)(d)(e)	$2,522,541
	IPCC Fund, L.P.(b)(c)(d)(e)	2,300,293
	Rockland Power Partners IV, LP(b)(c)(d)(e)(f)(g)	2,898,789
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $7,487,436)	7,721,623

	SHORT-TERM INVESTMENTS — 18.8%
	MONEY MARKET FUNDS - 18.8%
10,345,436	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class, 5.22% (Cost $10,345,436)(h)	10,345,436

	TOTAL INVESTMENTS – 100.4% (Cost $50,668,486)	$55,158,895
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(207,349)
	NET ASSETS - 100.0%	$54,951,546

ADR – American Depositary Receipt

LTD – Private Limited Company

L.P. – Limited Partnership

PLC – Public Limited Company

S.A. – Société Anonyme

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of March 31, 2024, was $7,721,623, representing 14.1% of net assets.

(c)	Restricted security.

(d)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as March 31, 2024, amounted to $7,721,623, which represents approximately 14.1% of the net assets of the Fund.

(e)	Investment has been committed to but has not been fully funded by the Fund at March 31, 2024. See Note 2 for total unfunded investment commitments.

(f)	All or a portion of this security is custodied with CF IIX Holdings LLC at March 31, 2024.

(g)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

(h)	Rate disclosed is the seven-day effective yield as of March 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 13

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Assets and Liabilities
March 31, 2024

ASSETS
Investments in securities at fair value (cost $50,668,486)	$55,158,895
Cash	296,183
Receivable for Fund shares sold	266,036
Dividends receivable	94,400
Prepaid expenses	65,569
TOTAL ASSETS	55,881,083

LIABILITIES
Payable for Fund shares redeemed	734,619
Payable to investment advisory fee	30,541
Payable for distributions	30,346
Payable for distribution fees, Class C	7,795
Payable for shareholder servicing fees, Class A	5,813
Payable for shareholder servicing fees, Class C	2,598
Payable to Administrator	71,363
Other accrued expenses	46,462
TOTAL LIABILITIES	929,537
NET ASSETS	$54,951,546

Net Assets Consist Of:
Paid-in capital	$50,906,939
Accumulated earnings	4,044,607
NET ASSETS	$54,951,546

Class A
Net Assets	$14,990,434
Shares outstanding (unlimited number of shares authorized, no par value)	1,350,822
Net asset value, offering and redemption price per share	$11.10
Maximum offering price (net asset value plus maximum sales charge of 5.75%)	$11.78

Class C
Net Assets	$2,186,265
Shares outstanding (unlimited number of shares authorized, no par value)	197,979
Net asset value, offering and redemption price per share(a)	$11.04

Class I
Net Assets	$37,774,847
Shares outstanding (unlimited number of shares authorized, no par value)	3,387,054
Net asset value, offering and redemption price per share	$11.15

(a)	Class C shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

See accompanying notes which are an integral part of these financial statements.

14

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Operations
For the Year Ended March 31, 2024

INVESTMENT INCOME
Dividend Income (net of foreign taxes withheld of $24,512)	$1,169,196
TOTAL INVESTMENT INCOME	1,169,196

EXPENSES
Investment adviser fees	475,479
Distribution fees, Class C	7,773
Shareholder servicing fees, Class A	31,381
Shareholder servicing fees, Class C	2,591
Transfer agent fees	126,803
Administration fees	123,822
Legal fees	113,707
Printing and postage expenses	82,882
Registration fees	71,250
Trustees fees	64,000
Offering Costs	42,987
Insurance expenses	42,180
Audit and tax preparation fees	39,054
Compliance service fees	37,789
Custodian fees	30,200
Fund accounting fees	23,116
Miscellaneous expenses	4,672
TOTAL EXPENSES	1,319,686
Fees contractually waived by Adviser	(564,033)
NET OPERATING EXPENSES	755,653
NET INVESTMENT INCOME	413,543

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities	24,065
Foreign currency translations	(669)

Net change in unrealized appreciation on:
Investment securities transactions	4,273,715
Foreign currency translations	27
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	4,297,138
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,710,681

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 15

Cantor Fitzgerald Infrastructure Fund
Consolidated Statements of Changes in Net Assets

			(Not Consolidated)
	For the		For the
	Year Ended		Period Ended
	March 31, 2024		March 31, 2023(a)
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
Net investment income	$413,543		$39,744
Net realized gain (loss) on investment securities transactions and foreign currency translations	23,396		(44,680)
Net change in unrealized appreciation of investments securities and foreign currency translations	4,273,742		216,696
Net increase in net assets resulting from operations	4,710,681		211,760

DISTRIBUTIONS TO SHAREHOLDERS FROM EARNINGS (Note 2)
Net investment income
Class A	(270,400)		(21,285)
Class C(b)	(29,923)		(224)
Class I	(519,944)		(13,908)
Return of Capital Distributions
Class A	(124,592)		—
Class C(b)	(6,018)		—
Class I	(125,016)		—
Net decrease in net assets resulting from distributions	(1,075,893)		(35,417)

CAPITAL TRANSACTIONS Class A
Proceeds from shares sold	12,210,396		11,855,001
Reinvestment of distributions	205,724		18,645
Amount paid for shares redeemed	(4,581,793	) (e)	(5,649,250	) (c)
Total - Class A	7,834,327		6,224,396
CAPITAL TRANSACTIONS Class C(b)
Proceeds from shares sold	1,926,525		100,000	(c)
Reinvestment of distributions	22,703		224
Total - Class C	1,949,228		100,224
CAPITAL TRANSACTIONS Class I(b)
Proceeds from shares sold	29,764,913	(e)	5,524,891	(c)
Reinvestment of distributions	283,767		13,908
Amount paid for shares redeemed	(555,239)		—
Total - Class I	29,493,441		5,538,799
Net increase in net assets resulting from capital transactions	39,276,996		11,863,419

TOTAL INCREASE IN NET ASSETS	42,911,784		12,039,762

NET ASSETS
Beginning of year/period	12,039,762		—
End of year/period	$54,951,546		$12,039,762

See accompanying notes which are an integral part of these financial statements.

16

Cantor Fitzgerald Infrastructure Fund
Consolidated Statements of Changes in Net Assets (Continued)

		(Not Consolidated)
	For the	For the
	Year Ended	Period Ended
	March 31, 2024	March 31, 2023(a)
SHARE TRANSACTIONS CLASS A
Shares sold	1,172,910	1,156,011
Shares issued in reinvestment of distributions	19,533	1,788
Shares redeemed	(444,005)	(555,415	) (c)
Total - Class A	748,438	602,384

SHARE TRANSACTIONS CLASS C(b)
Shares sold	185,985	9,833	(c)
Shares issued in reinvestment of distributions	2,140	21
Total - Class C	188,125	9,854

SHARE TRANSACTIONS CLASS I(b)
Shares sold	2,866,740	543,295	(c)
Shares issued in reinvestment of distributions	26,766	1,337
Shares redeemed	(51,084)	—
Total - Class I	2,842,422	544,632

(a)	The Fund commenced operations on June 30, 2022.

(b)	Class C and Class I commenced operations on March 20, 2023.

(c)	501,475 Class A shares were redeemed to purchase 491,642 Class I shares and 9,833 Class C shares at the net asset value at the day of transfer, amounting to $5,100,000, during the period ended March 31, 2023.

(d)	Beginning capital of $100,000 was contributed by fund management of Cantor Fitzgerald Investment Advisors, L.P., investment advisor to the Fund, in exchange for 10,000 shares of the Class A in connection with the seeding of the Fund.

(e)	268,455 Class A shares were redeemed to purchase 268,614 Class I shares amounting to $2,708,022 during the year ended March 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund | 17

Cantor Fitzgerald Infrastructure Fund
Consolidated Statement of Cash Flows
For the Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,710,681

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term portfolio investments	(32,180,111)
Proceeds from sales of long-term portfolio investments	139,257
Purchases of short-term portfolio investments	(35,826,408)
Proceeds from sales of short-term portfolio investments	28,838,751
Net realized gain from investment transactions	(24,065)
Net realized gain from foreign currency translations	669
Net change in unrealized appreciation/depreciation on investments	(4,273,715)
Net change in unrealized appreciation/depreciation on foreign currency translations	(27)
Change in assets and liabilities:
Increase in dividends receivable	(69,283)
Decrease in due from Adviser	114,003
Decrease in prepaid expenses and other assets	16,760
Increase in payable for distribution fees	10,883
Increase in payable for administration fees	43,655
Decrease in payable for trustee fees	(17,250)
Decrease in accrued expenses and other liabilities	(17,134)

Net cash used in operating activities	(38,533,334)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold, net	43,789,798
Cash distributions to shareholders, net	(535,495)
Payment on Fund shares redeemed, net	(4,426,425)
Net cash provided by financing activities	38,827,878

Net change in cash	294,544
Cash held at beginning of year	1,639
Cash held at end of year	$296,183

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Reinvestment of distributions	$512,194

See accompanying notes which are an integral part of these financial statements.

18

Cantor Fitzgerald Infrastructure Fund – Class A
Consolidated Financial Highlights
(For a share outstanding during the year/period)

			(Not Consolidated)
	For the		For the
	Year Ended		Period Ended
	March 31, 2024		March 31, 2023(a)
Net asset value, beginning of year/period	$10.42		$10.00

Investment operations:
Net investment income (loss)(b)	0.13		0.05
Net realized and unrealized gain (loss) on investments	0.86		0.40
Total from investment operations	0.99		0.45

Less distributions to shareholders from:
Net investment income	(0.30)		(0.03)
Return of capital	(0.01)		—
Total distributions	(0.31)		(0.03)

Net asset value, end of year/period	$11.10		$10.42

Total return(c)	9.86	% (h)	4.53	% (d)

Net assets, at end of year/period (000s)	$14,990		$6,137

Ratio of expenses to average net assets after expense waiver(f)	2.50%		2.50	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	4.47%		11.92	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	1.23%		0.68	% (e)

Portfolio Turnover Rate	1%		8	% (d)

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Cantor Fitzgerald Infrastructure Fund | 19

Cantor Fitzgerald Infrastructure Fund – Class C
Consolidated Financial Highlights
(For a share outstanding during the year/period)

			(Not Consolidated)
	For the		For the
	Year Ended		Period Ended
	March 31, 2024		March 31, 2023(a)
Net asset value, beginning of year/period	$10.40		$10.17

Investment operations:
Net investment income (loss)(b)	0.04		0.01
Net realized and unrealized gain (loss) on investments	0.91		0.24
Total from investment operations	0.95		0.25

Less distributions to shareholders from:
Net investment income	(0.30)		(0.02)
Return of capital	(0.01)		—
Total distributions	(0.31)		(0.02)

Net asset value, end of year/period	$11.04		$10.40

Total return(c)	9.47	% (h)	2.49	% (d)

Net assets, at end of year/period (000s)	$2,186		$102

Ratio of expenses to average net assets after expense waiver(f)	3.25%		3.25	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	4.75%		12.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	0.40%		1.73	% (e)

Portfolio Turnover Rate	1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

20

Cantor Fitzgerald Infrastructure Fund – Class I
Consolidated Financial Highlights
(For a share outstanding during the year/period)

			(Not Consolidated)
	For the		For the
	Year Ended		Period Ended
	March 31, 2024		March 31, 2023(a)
Net asset value, beginning of year/period	$10.40		$10.17

Investment operations:
Net investment income (loss)(b)	0.14		0.01
Net realized and unrealized gain (loss) on investments	0.92		0.25
Total from investment operations	1.06		0.26

Less distributions to shareholders from:
Net investment income	(0.30)		(0.03)
Return of capital	(0.01)		—
Total distributions	(0.31)		(0.03)

Net asset value, end of year/period	$11.15		$10.40

Total return(c)	10.57	% (h)	2.51%

Net assets, at end of year/period (000s)	$37,775		$5,649

Ratio of expenses to average net assets after expense waiver(f)	2.25%		2.25	% (e)
Ratio of net expenses to average net assets before expense waiver(f)	3.91%		11.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver(g)	1.40%		2.87	% (e)

Portfolio Turnover Rate	1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Cantor Fitzgerald Infrastructure Fund | 21

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements
March 31, 2024

1.	ORGANIZATION

Cantor Fitzgerald Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on December 16, 2021 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a continuously offered, non diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of shares at net asset value (“NAV”), which will be calculated on a daily basis. The Fund’s investment objective is to maximize total return, with an emphasis on current income, while seeking to invest in issuers that are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

The Fund currently offers three classes of shares: Class A, Class C, and Class I shares. Class A shares commenced operations on June 30, 2022, and Class C and I commenced operations on March 20, 2023. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, while Class C and I are not subject to a sales load.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board of Trustees (“Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

As of March 31, 2024, there is one active Subsidiary: CF IIX Holdings LLC (the “Sub-Fund”), formed in Delaware. The Subsidiary has the same investment objective as the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

As of March 31, 2024, the total value of investments held by the Sub-Fund is $2,898,789 or approximately 5.28% of the Fund’s net assets.

Securities Valuation – The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a

22

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private institutional infrastructure investment funds that invest in the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by the FASB Auditing Standards Codification.

The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Investment Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Investment Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private infrastructure market. This process is applied daily to each respective Private Investment Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private infrastructure market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index incorporates data from third-party data providers and broad securities indices (the “Index Constituents”). The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Investment Fund following the conclusion of such Private Investment Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as, under normal market conditions, a significant portion of the Fund’s assets will be invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio. As of March 31, 2024, the Fund invested $7,721,623 in Private Investment Funds.

Cantor Fitzgerald Infrastructure Fund | 23

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2024 for the Fund’s assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks	$37,091,836	$—	$—	$37,091,836
Short-Term Investments	10,345,436	—	—	10,345,436
Total	$47,437,272	$—	$—	$47,437,272
Investments valued as practical expedient				7,721,623
Total Investments				$55,158,895

The Fund did not hold any Level 2 or Level 3 securities during the year.

In determining fair values as of March 31, 2024, the Advisor has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Funds with a fair value of $7,721,623 for the Fund, have not been categorized.

24

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

The Fund’s investments in Private Investment Funds, along with their corresponding unfunded commitments and other attributes, as of March 31, 2024, are briefly summarized in the table below.

						Notice	Redemption
Financing	Investment		Unfunded	Remaining	Redemption	Period	Restriction
Stage	Strategy	Fair Value	Commitments	Life	Frequency	(In Days)	Terms
Buyout	Control investments in established companies	$—	$—	N/A	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	—	—	N/A	None	N/A	N/A
Special	Investments in mezzanine, distressed debt, energy/utility investments and turnarounds	7,721,623	13,814,683	8 years	None	N/A	N/A

The information summarized in the table above represents the general terms for the specified financing stage. Individual Private Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Private Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity fund and private debt fund are common terms for investments that typically are made in non-public companies through privately negotiated transactions. Private equity and private debt fund investors generally seek to acquire or lend on quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value -enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of March 31, 2024.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions— particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity and private debt funds. Primaries investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity and private debt funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Cantor Fitzgerald Infrastructure Fund | 25

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Debt investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

Investments Valued at NAV — GAAP permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

Unfunded Commitments — Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2024, the Fund had total Unfunded Commitments in the amount of $13,814,683.

Security Transactions and Related Income — Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions from Private Investment Funds will be received as underlying investments of the Private Investment Funds are liquidated. Distributions from Private Investment Funds occur at irregular intervals, and the exact timing and character of distributions from the Private Investment Funds has not been communicated from the Private Investment Funds. It is estimated that distributions will occur over the life of the Private Investment Funds.

26

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax -basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Organization and Offering Costs — Organization costs of the Trust were paid by the Adviser under the investment advisory agreement as discussed in Note 4, while offering costs consisting of the initial prospectus and registration of the Fund were paid by the Fund and amortized over the first 12 months of operations.

Fund Expenses — The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Foreign Currency Transactions — All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes — The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the September 30, 2022, and September 30, 2023, or expected to be taken in the Fund’s September 30, 2024 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Interest and penalties related to income taxes would be recorded as tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2024, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a regular C- corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance would be impacted.

Cantor Fitzgerald Infrastructure Fund | 27

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Indemnification — The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2024 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $32,180,111 and $139,257, respectively.

Associated Risks — During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

Market Risk — An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Private Investment Fund Risk — The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark, which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the Investment Company Act of 1940, as amended (the “1940 Act”). For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Liquidity Risk — There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Infrastructure Industry Risk — The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure- related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation

28

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f ) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

Underlying Funds Risk — The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.

Lack of Control Over Private Investment Funds and Other Portfolio Investments — Once the Adviser has selected a Private Investment Fund or Other Investment Vehicle, the Adviser will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Adviser will regularly evaluate each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for a Private Investment Fund) . The Adviser may reallocate the Fund’s investments among the Underlying Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment.

Use of Leverage by the Fund — Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short - term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Use of Leverage by Underlying Funds — In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. In that regard, the Fund intends to limit its borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses.

Valuation of Private Investment Funds — The Private Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Private Investment Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

Cantor Fitzgerald Infrastructure Fund | 29

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

ESG Investing Risk — The Fund intends to screen out particular companies and industries pursuant to certain criteria established by the Sub-Adviser, and to incorporate ESG investment insights into its portfolio construction process. The Fund may forego certain investment opportunities by screening out certain companies and industries. The Fund’s results may be lower than other funds that do not apply certain exclusionary screens or use different ESG criteria to screen out certain companies or industries. The Fund’s incorporation of ESG investment insights may affect the Fund’s exposure to certain companies or industries. The Fund’s results may be lower than other funds that do not consider ESG characteristics or use a different methodology to identify and/or incorporate ESG characteristics. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In addition, the Fund may not be successful in its objectives related to ESG. There is no guarantee that these objectives will be achieved, and ESG related assessments are at the discretion of the Adviser and Sub-Adviser. The Adviser and Sub -Adviser are dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that the Adviser and Sub- Adviser may incorrectly assess a security or issuer. There is also a risk that the Adviser and Sub -Adviser may not apply the relevant ESG criteria correctly or that the Fund could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Fund. Neither the Fund, the Adviser, nor the Sub-Adviser make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. The evaluation of ESG criteria is subjective and may change over time.

Preferred Securities Risk — Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk — Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities. As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. The market value of bonds and preferred shares tend to decline as interest rates increase. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due. Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond. The price of equity securities into which a convertible security may convert may fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Fixed Income Risk — Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk.

Foreign Securities and Emerging Markets Risk — The Fund may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

30

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

The Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Leveraging Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Credit Risk — Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Cantor Fitzgerald Investment Advisors, L.P. serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. For the year ended March 31, 2024 the Adviser earned $475,479 in advisory fees.

The Adviser has engaged Capital Innovations, LLC (the “Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, recommendations, and day -to-day portfolio management with respect to the Fund’s investment portfolio. Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Adviser compensates the Sub Adviser based on a portion of the Fund’s average daily net assets that have been allocated to the Sub-Adviser to manage. Fees paid to the Sub- Adviser are not an expense of the Fund. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. The Sub Adviser is currently receiving the reduced fee rate of 0.15% per the Sub-Advisory Agreement.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until July 31, 2024, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively (the “expense limitation”). For the year ended March 31, 2024 the Adviser waived fees and reimbursed expenses in the amount of $564,033 pursuant to the Expense Limitation Agreement.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. $76,340 is subject to recapture by the Adviser until April 11, 2025, $457,504 is subject to recapture by the Adviser until March 31, 2026 and $564,033 is subject to recapture by the Adviser until March 31, 2027.

The Expense Limitation Agreement will remain in effect, at least until July 31, 2024, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After July 31, 2024, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

Cantor Fitzgerald Infrastructure Fund | 31

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

The distributor of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay up to 0.25% per year of its average daily net assets of each of Class A and Class C, respectively, for such services. Class I shares are not subject to a Shareholder Service Fee. For the year ended March 31, 2024, the Fund incurred shareholder servicing fees of $31,381 and $2,591 for Class A and Class C, respectively.

Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A shares and Class I shares are not currently subject to a Distribution Fee. For the year ended March 31, 2024, the Fund incurred distribution fees of $7,773 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended March 31, 2024, the Distributor received $299,089 and $19,265 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $42,053 and $0, respectively, were retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Consolidated Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. As of March 31, 2024, the aggregate cost for federal tax purposes is $50,626,398 for the Fund and differs from fair value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$5,960,597
Gross unrealized depreciation:	(1,428,100)
Net unrealized appreciation:	$4,532,497

32

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

Fund management has elected a tax year-end of September 30. The tax character of Fund distributions paid for the tax years ended September 30, 2023 and September 30, 2022 were as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$142,758	$—
Long-Term Capital Gain	116	—
Return of Capital	233,476	—
	$376,350	$—

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Deficits)
$—	$—	$—	$(38,006)	$(7,742)	$(1,325,095)	$(1,370,843)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, REIT basis adjustments and C-Corporation return of capital.

At September 30, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring
Short-Term	Non-Expiring	Total	CLCF Utilized
$38,006	$—	$38,006	$—

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2024, Charles Schwab & Co. held 40% of the voting securities and may be deemed to control the Fund.

7.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Cantor Fitzgerald Infrastructure Fund | 33

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Continued)
March 31, 2024

During the year ended March 31, 2024, the Fund completed four quarterly repurchase offers. In the offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The results of the repurchase offers were as follows:

Class A
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 22, 2023	August 18, 2023	November 17, 2023	February 16, 2024
Repurchase Request Deadline	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Repurchase Pricing Date	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Net Asset Value as of Repurchase Offer Date	$10.46	$9.83	$10.64	$11.22
Number of Shares Repurchased	41,230.695	15,118.393	75,070.294	44,129.809
Amount Repurchased	$431,273	$148,614	$798,748	$495,136
Percentage of Outstanding Shares Repurchased	3.57%	1.14%	5.66%	3.16%

Class C
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 22, 2023	August 18, 2023	November 17, 2023	February 16, 2024
Repurchase Request Deadline	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Repurchase Pricing Date	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Net Asset Value as of Repurchase Offer Date	$10.42	$9.78	$10.56	$11.12
Number of Shares Repurchased	—	—	—	—
Amount Repurchased	$0	$0	$0	$0
Percentage of Outstanding Shares Repurchased	0.00%	0.00%	0.00%	0.00%

Class I
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	May 22, 2023	August 18, 2023	November 17, 2023	February 16, 2024
Repurchase Request Deadline	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Repurchase Pricing Date	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Net Asset Value as of Repurchase Offer Date	$10.44	$9.83	$10.64	$11.23
Number of Shares Repurchased	—	1,074.561	28,680.933	21,325.246
Amount Repurchased	$0	$10,563	$305,165	$239,483
Percentage of Outstanding Shares Repurchased	0.00%	0.06%	1.16%	0.63%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

34

Cantor Fitzgerald Infrastructure Fund
Expense Examples (Unaudited)
March 31, 2024

As a shareholder of the Cantor Fitzgerald Infrastructure Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cantor Fitzgerald Infrastructure Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Cantor Fitzgerald Infrastructure Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Expense Ratio
Actual	10/1/23	3/31/24	During Period*	During the Period
Class A	$1,000.00	$1,149.20	$17.46	2.50%
Class C	$1,000.00	$1,148.90	$17.46	3.25%
Class I	$1,000.00	$1,154.50	$17.51	2.25%

Hypothetical	Beginning	Ending
(5% return before	Account Value	Account Value	Expenses Paid	Expense Ratio
expenses)	10/1/23	3/31/24	During Period*	During the Period
Class A	$1,000.00	$1,012.50	$16.35	2.50%
Class C	$1,000.00	$1,008.75	$16.32	3.25%
Class I	$1,000.00	$1,013.77	$16.36	2.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Cantor Fitzgerald Infrastructure Fund | 35

Cantor Fitzgerald Infrastructure Fund
Report of Independent Registered Public Accounting Firm
March 31, 2024

To the Shareholders and Board of Trustees of
Cantor Fitzgerald Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cantor Fitzgerald Infrastructure Fund (formerly Cantor Fitzgerald Sustainable Infrastructure Fund) (the “Fund”) as of March 31, 2024, the related consolidated statements of operations, cash flows, and changes in net assets and financial highlights for the years indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statements of Asset and Liabilities	Consolidated Statements of Operations, Changes in
(in-cluding the Consolidated Schedule of Investments)	Net Assets and Cash Flows, and Financial Highlights
As of March 31, 2024	For the year ended March 31, 2024, and for the period from June 30, 2022 (commencement of operations) to March 31, 2023*

*	The financial statements and financial highlights for the period from June 30, 2022 (commencement of operations) to March 31, 2023, referred to above are unconsolidated.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and underlying fund administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cantor Fitzgerald Investment Advisors, L.P. since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 30, 2024

36

Cantor Fitzgerald Infrastructure Fund
Additional Information (Unaudited)
March 31, 2024

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2024, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Cantor Fitzgerald Infrastructure Fund | 37

Cantor Fitzgerald Infrastructure Fund
Supplemental Information (Unaudited)
March 31, 2024

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Year of Birth: 1960	Independent Trustee	Since 3/22	Director, Prophet Asset Management (investment advisor) (2015-present); CF Acquisition Corp VI (2021-2022); CF Acquisition Corp VIl (2022-present)	4	Cantor Select Portfolios Trust, for all its series (2022-present)
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 3/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present)	4	Cantor Select Portfolios Trust, for all its series (2022-present); Coller Secondaries Private Equity Opportunities Fund (2023-present)
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 3/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	4	Cantor Select Portfolios Trust, for all its series (2022-present); ELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016-2021).

38

Cantor Fitzgerald Infrastructure Fund

Supplemental Information (Unaudited) (Continued)

March 31, 2024

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 3/22	Global Head of Asset Management Cantor Fitzgerald (2022-present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007-2021); Head of Americas, UBS AM (2017-2021).	4	Cantor Select Portfolios Trust, for all its series (2022-present)
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 3/22	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 3/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a
Cory Gossard Year of Birth: 1972	Chief Compliance Officer	Since 3/22	Director of Regulatory Compliance, PINE Advisor Solutions (2021-present); Chief Compliance Officer, SS&C ALPS (2014-2020)	n/a	n/a
Sherwin Salar Year of Birth: 1988	Assistant Secretary	Since 3/22	Director, Asset Management, Legal, Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P. (2018-present); Associate, Clifford Chance US LLP (law firm) (2015-2018)	n/a	n/a
Christine Palermo Year of Birth: 1976	Assistant Treasurer	Since 3/22	Manager – Fund Administration, Ultimus Fund Solutions, LLC (2008-present).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-922-6867.

Cantor Fitzgerald Infrastructure Fund | 39

Notice of Privacy Policy and Practices

FACTS	WHAT DOES THE CANTOR FITZGERALD INFRASTRUCTURE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Name, address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Cantor Fitzgerald Infrastructure Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non affiliates to market to you	No	We don’t share

Questions?	Call us at: 8559 CANTOR.

40

Notice of Privacy Policy and Practices (Continued)

Who are we
Who is providing this notice?	Cantor Fitzgerald Infrastructure Fund

What we do
How does Cantor Fitzgerald Infrastructure Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Cantor Fitzgerald Infrastructure Fund collect my personal information?

We collect your personal information, for example

●    To know investors’ identities and thereby prevent unauthorized access to confidential information;

●    Design and improve the products and services we offer to investors;

●    Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non financial companies. ● Cantor Fitzgerald Infrastructure Fund has affiliates
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Cantor Fitzgerald Infrastructure Fund does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Cantor Fitzgerald Infrastructure Fund doesn’t jointly market.

Cantor Fitzgerald Infrastructure Fund | 41

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-9-CANTOR or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-9-CANTOR.

CANTOR Fitzgerald

## FOR INQUIRIES ABOUT THE FUND:

**CANTOR FITZGERALD & CO.**

110 E. 59th St. New York, NY 10022
(855) 9-CANTOR / (855) 922-6867
cfsupport@cantor.com

**INVESTORS**

To learn more, please contact your financial advisor or visit www.cantorinfrastructurefund.com

Cantor Fitzgerald & Co. (Member FINRA/SIPC), is the exclusive wholesale agent for the Fund.

Ultimus Fund Distributors, LLC (225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Member FINRA) is the distributor of the Fund.

Cantor Fitzgerald & Co. and Ultimus Fund Distributors, LLC are not affiliated.

| Not a Deposit | May Lose Value | No Bank Guarantee |
|---|---|---|
| Not insured by the FDIC, NCUA or any other government agency | | |

Publication Date: 05/08/24

CFIF-AR24

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Douglas Barnard is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Barnard is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 - $30,000

2023 - $25,000

(b)	Audit-Related Fees

2024 - $0

2023 - $0

(c)	Tax Fees

2024 - $11,000

2023 - $7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2024 - $0

2023 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. The Audit Committee may pre-approve audit and non-audit services either without consideration of specific case-by-case services (“general pre-approval”) or by specific pre-approval (“specific pre-approval”). If the Audit Committee does not provide general pre-approval for a proposed service, or if the cost levels or budgeted amounts for such proposed service exceed the pre-approved amounts pursuant to general approval, then specific pre-approval by the Audit Committee is required.

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2024 - $11,000

2023 - $7,000

(h)        The Registrant's audit committee has considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

The Registrant’s proxy voting policy and procedures are filed under Item 13(a)(4) hereto. The Registrant delegates proxy voting decisions to its investment sub-adviser. The proxy voting policy and procedures of the Registrant’s investment sub-adviser, Capital Innovations LLC (the “Sub-Adviser”), are filed under Item 13(a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

All information included in this Item is as of March 31, 2024, unless otherwise noted.

(a)(1) Portfolio Managers.

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are:

Michael D. Underhill, Chief Executive Officer and Chief Investment Officer, Capital Innovations.

Mr. Underhill began working in the investment industry in 1989. In 2007, he co-founded the Sub-Adviser as a research-intensive asset management firm that focuses on innovative infrastructure and real assets investment products across private markets and publicly traded securities. Prior to founding the Sub-Adviser, he held executive positions at Alliance Bernstein, INVESCO, Janus Capital and Federated Investors. Mr. Underhill started his career at Lehman Brothers as a quantitative analyst utilizing his statistical econometric background to construct financial models. Michael graduated from Pennsylvania State University with a B.S. in economics with a curricular emphasis in statistical econometrics. In addition, he has completed post-graduate coursework at Pepperdine University, Stanford Law School and Mercosur’s economic program at the Universidad Del Salvador in Buenos Aires, Argentina. He is editor of the best-selling “The Handbook of Infrastructure Investing” (Wiley 2010) and a contributing author to the CFA Institute.

Susan L. Dambekaln, President and Chief Operating Officer, Capital Innovations.

Ms. Dambekaln began working in the investment industry in 1992.  She co-founded the Sub-Adviser in 2007 and is the majority owner.  Ms. Dambekaln is responsible for executive management of the firm, portfolio and asset management, due diligence, valuation, risk management, performance attribution, trading strategies, and compliance and is tasked with managing longer term capital allocation. Ms. Dambekaln oversees day-to-day operation of the Sub-Adviser. Ms. Dambekaln was previously employed at Strong Capital Management and State Street Global Advisors. She also has spent a portion of her career in investment accounting, taxation and investment administration with HR Block and Edward Jones.  Ms. Dambekaln received her B.S. from the University of Wisconsin with honors and has completed graduate coursework from the University of Wisconsin.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

As of March 31, 2024, Mr. Underhill and Ms. Dambekaln was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$55,824,893	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	64	$53,251,942	0	$0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation.

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm.

(a)(4) Portfolio Manager Ownership of Equity Securities.

Each Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Michael Underhill	$100,001-$500,000
Susan Dambekaln	$0

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Proxy Voting Policy and Procedures of the Registrant are filed herewith.

(a)(5) Proxy Voting Procedures Capital Innovations LLC are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cantor Fitzgerald Sustainable Infrastructure Fund

By (Signature and Title)

/s/ William Ferri

William Ferri, Principal Executive Officer/President

Date 6/10/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ William Ferri

William Ferri, Principal Executive Officer/President

Date 6/10/2024

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/10/2024